                         SECURITIES AND EXCHANGE COMMISSION

                              Washington, D. C.  20549

                                      FORM 8-K

                                   CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934

                          Date of Report:  August 6, 1999

                  Date of earliest event reported:  July 29, 1999


                               GILEAD SCIENCES, INC.
               (Exact name of registrant as specified in its charter)

                                      DELAWARE
                   (State or other jurisdiction of incorporation)



                000-19731                              94-3047598
          (Commission File No.)             (IRS Employer Identification No.)


                                 333 LAKESIDE DRIVE
                               FOSTER CITY, CA  94404
               (Address of principal executive offices and zip code)


         Registrant's telephone number, including area code: (650) 574-3000


                               ---------------------

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ITEM 2.        ACQUISITION OR DISPOSITION OF ASSETS.

     On July 29, 1999, Gilead Sciences, Inc. ("Gilead") acquired all of the outstanding stock of NeXstar Pharmaceuticals, Inc., a Delaware corporation (the "Company" or "NeXstar"), pursuant to an Agreement and Plan of Merger, dated as of February 28, 1999 (the "Merger Agreement"), among Gilead, the Company, and a merger subsidiary wholly owned by Gilead. Pursuant to the Merger Agreement, the Company was merged with the wholly owned subsidiary of Gilead, with the Company as the surviving corporation (the "Merger"). As a result of the Merger, the Company became a wholly owed subsidiary of Gilead. In connection with the Merger, Gilead issued a total of approximately 11,212,730 shares of Gilead common stock, or 0.3786 of a share of Gilead common stock for each share of Company common stock, to the existing stockholders of the Company as consideration for all shares of capital stock of the Company. In addition, holders of options and warrants outstanding at the time of the Merger to purchase an aggregate of approximately 2,236,413 shares of Company common stock will receive, upon exercise of such options and warrants, the same fraction of a share of Gilead's common stock per share of Company common stock, and holders of $80,000,000 principal amount of 6 1/4% Convertible Subordinated Debentures of the Company (the "Debentures") will now have the right to convert the Debentures into an indeterminate number of shares of Gilead Common Stock, pursuant to a First Supplemental Indenture dated July 29, 1999 by and among IBJ Whitehall Bank & Trust Company ("IBJ Whitehall") as Trustee, the Company and Gilead amending the Indenture between the Company and IBJ Whitehall dated July 31, 1997. The Merger is intended to qualify as a tax-free reorganization and to be accounted for as a "pooling of interests." A copy of the press release announcing the closing of the merger transaction is filed as Exhibit 99.1 to this Form 8-K.

     The Company is an integrated biopharmaceutical company engaged in the discovery, development, manufacture and marketing of proprietary pharmaceutical products to treat life-threatening and other serious infectious, oncological and hematalogical diseases. Gilead intends to continue to use the assets acquired to conduct such business.

ITEM 5.        OTHER EVENTS.

At Gilead's Annual Meeting of Stockholders on July 29, 1999, the stockholders of Gilead approved an amendment to Gilead's restated certificate of incorporation to increase the authorized shares of Gilead common stock from 60,000,000 to 100,000,000 shares.

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS.

     a.   Financial statements of the Company.

     The required financial statements of the Company have been filed previously by the Registrant in the Registrant's Registration Statement on Form S-4 relating to the merger transaction (File No. 333-81415), by incorporation thereof by reference to the following Company reports filed pursuant to Section 13 of the Securities Exchange Act of 1934, as amended (File No.000-23012) and are hereby incorporated by reference herein:

          (i) The unaudited condensed consolidated balance sheet of the Company as of March 31, 1999, and the related unaudited condensed consolidated statements of operations, stockholders' equity and cash flows for the three months ended March 31, 1999 and March 31, 1998, together with the accompanying description and explanatory notes as filed in the Company's Form 10-Q for the quarter ending March 31, 1999.

          (ii) The consolidated balance sheets of the Company as of December 31, 1998 and 1997, and the related consolidated statements of operations, stockholders' equity and cash flows for each of the three years in the period ended December 31, 1998, together with the accompanying notes and the report of independent auditors with respect to those financial statements as filed in the Company's Form 10-K/A for the year ending December 31, 1998.

     b.   Pro forma financial information.

     The following required pro forma financial statements have been filed previously by the Registrant in the Registrant's Registration Statement on Form S-4 relating to the merger transaction (File No. 333-81415) and are hereby incorporated by reference herein:

          (i) the unaudited pro forma condensed combined statements of operations of Gilead for the years ended December 31, 1998, 1997 and 1996, giving effect to the merger transaction under the pooling of interests method of accounting, and the accompanying description and explanatory notes.

     The following pro forma financial information is filed as part of this report beginning on the page following the signature page:

          (ii) The unaudited pro forma condensed combined balance sheet of Gilead as of June 30, 1999 and the unaudited pro forma condensed combined statements of operations of Gilead for the six months ended June 30, 1999 and 1998, giving effect to the merger transaction under the pooling of interests method of accounting, and the accompanying description and explanatory notes.

     c.   EXHIBITS

          2.1   (1)   Agreement and Plan of Merger, dated as of February 28,
                      1999, among the Registrant, Gazelle Acquisition Sub,
                      Inc. and NeXstar Pharmaceuticals, Inc.

          3.1 Certificate of Amendment to Restated Certificate of Incorporation of the Registrant

          3.2   (2)   Amended and Restated Certificate of Incorporation of
                      the Registrant

          3.3   (3)   Bylaws of the Registrant, as amended and restated
                      March 30, 1999

          4.1         Reference is made to Exhibits 3.1, 3.2, and 3.3

          4.2   (4)   Rights Agreement dated as of November 21, 1994, between
                      Registrant and First Interstate Bank, with exhibits

          4.3   (4)   Form of letter sent to Gilead Sciences, Inc.
                      stockholders, dated December 14, 1994

          4.4 First Supplemental Indenture dated July 29, 1999 among IBJ Whitehall Bank & Trust Company, NeXstar
                      Pharmaceuticals, Inc. and the Registrant to the Indenture dated July 31, 1997 between IBJ Whitehall Bank & Trust Company and NeXstar Pharmaceuticals, Inc.

          4.5   (5)   Indenture dated July 31, 1997 between IBJ Whitehall
                      Bank & Trust Company and NeXstar Pharmaceuticals, Inc.
                      for NeXstar's 6 1/4% Convertible Subordinated Debentures

          99.1        Press Release dated July 29, 1999.

          (1) Filed as an exhibit to the Registrant's Current Report on Form 8-K filed on March 9, 1999 and incorporated herein by reference.

          (2) Filed as an exhibit to Registrant's Registration Statement on Form S-8 (No. 33-46058) and incorporated herein by reference.

          (3) Filed as an exhibit to Registrant's Annual Report on Form 10-K/A for the fiscal year ended December 31, 1998 and incorporated herein by reference.

          (4) Filed as an exhibit to Registrant's Quarterly Report on Form 10-Q for the quarter ended December 31, 1994 and incorporated herein by reference.

          (5) Filed as an exhibit to NeXstar Pharmaceuticals, Inc.'s Quarterly Report on Form 10-Q for the quarter ended June 30, 1997 and incorporated herein by reference.

                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   GILEAD SCIENCES, INC.

Dated:  August 6, 1999             By:   /s/ Mark L. Perry
                                         -------------------------------------
                                         Mark L. Perry
                                         Senior Vice President, Chief Financial
                                         Officer and General Counsel



                                Exhibits Index

          2.1   (1)   Agreement and Plan of Merger, dated as of February 28,
                      1999, among the Registrant, Gazelle Acquisition Sub,
                      Inc. and NeXstar Pharmaceuticals, Inc.

          3.1 Certificate of Amendment to Restated Certificate of Incorporation of the Registrant

          3.2   (2)   Amended and Restated Certificate of Incorporation of
                      the Registrant

          3.3   (3)   Bylaws of the Registrant, as amended and restated
                      March 30, 1999

          4.1         Reference is made to Exhibits 3.1, 3.2, and 3.3

          4.2   (4)   Rights Agreement dated as of November 21, 1994, between
                      Registrant and First Interstate Bank, with exhibits

          4.3   (4)   Form of letter sent to Gilead Sciences, Inc.
                      stockholders, dated December 14, 1994

          4.4 First Supplemental Indenture dated July 29, 1999 among IBJ Whitehall Bank & Trust Company, NeXstar
                      Pharmaceuticals, Inc. and the Registrant to the Indenture dated July 31, 1997 between IBJ Whitehall Bank & Trust Company and NeXstar Pharmaceuticals, Inc.

          4.5   (5)   Indenture dated July 31, 1997 between IBJ Whitehall
                      Bank & Trust Company and NeXstar Pharmaceuticals, Inc.
                      for NeXstar's 6 1/4% Convertible Subordinated Debentures

          99.1        Press Release dated July 29, 1999.

          (1) Filed as an exhibit to the Registrant's Current Report on Form 8-K filed on March 9, 1999 and incorporated herein by reference.

          (2) Filed as an exhibit to Registrant's Registration Statement on Form S-8 (No. 33-46058) and incorporated herein by reference.

          (3) Filed as an exhibit to Registrant's Annual Report on Form 10-K/A for the fiscal year ended December 31, 1998 and incorporated herein by reference.

          (4) Filed as an exhibit to Registrant's Quarterly Report on Form 10-Q for the quarter ended December 31, 1994 and incorporated herein by reference.

          (5) Filed as an exhibit to NeXstar Pharmaceutical, Inc.'s Quarterly Report on Form 10-Q for the quarter ended June 30, 1997 and incorporated herein by reference.

   UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET AS OF JUNE 30, 1999
                                 (IN THOUSANDS)

                                                    HISTORICAL       HISTORICAL    PRO FORMA       PRO FORMA
                                                      GILEAD           NEXSTAR     ADJUSTMENTS      COMBINED
                                                   ---------------------------------------------------------
ASSETS
Current Assets
  Cash and cash equivalents                        $    45,339       $   70,609       $          $   115,948
  Marketable securities                                195,195           10,882                      206,077
  Accounts receivable, net                                (126)          43,333                       43,207
  Inventories                                            5,611           12,276                       17,887
  Prepaid expenses and other                             9,430            7,210                       16,640
                                                   ---------------------------------------------------------
Total current assets                                   255,449          144,310          ---         399,759

Property, plant and equipment, net                      12,460           38,850                       51,310
Investment in unconsolidated affiliate                     ---            6,507                        6,507
Patent and trademark costs, net                            ---            5,176                        5,176
Other noncurrent assets, net                             4,211            2,704                        6,915
                                                   ---------------------------------------------------------
Total assets                                       $   272,120       $  197,547       $  ---     $   469,667
                                                   ---------------------------------------------------------
                                                   ---------------------------------------------------------

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable                                 $     3,558       $    4,214      $           $     7,772
  Accrued clinical and preclinical expenses              9,336              945                       10,281
  Accrued compensation and employee benefits             3,396            5,395                        8,791
  Accrued litigation settlement and related
   expenses due within one year                            ---            2,240                        2,240
  Accrued interest payable                                 ---            2,083                        2,083
  Other accrued expenses                                 6,139            5,136        9,000(4)       20,275
  Deferred revenue                                       3,813              143                        3,956
  Long-term obligations due within one year                776            3,851                        4,627
                                                   ---------------------------------------------------------
Total current liabilities                               27,018           24,007        9,000(4)       60,025

Accrued litigation settlement expenses due
  after one year                                           ---            7,361                        7,361
Long-term obligations due after one year                   207            6,639                        6,846
Convertible subordinated debentures                        ---           80,000                       80,000

Stockholders' equity:
  Preferred stock                                            1              ---                            1
  Common stock and additional paid-in capital          495,829          235,962                      731,791
  Deferred compensation                                    (97)             (40)                        (137)
  Accumulated other comprehensive loss                  (1,462)          (1,095)                      (2,557)
  Accumulated deficit                                 (249,376)        (155,287)      (9,000)(4)    (413,663)
                                                   ---------------------------------------------------------
Total stockholders' equity                             244,895           79,540       (9,000)(4)     315,435
                                                   ---------------------------------------------------------
Total liabilities and stockholders' equity         $   272,120       $  197,547      $   ---     $   469,667
                                                   ---------------------------------------------------------
                                                   ---------------------------------------------------------

        UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1999
                     (IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

                                                  HISTORICAL      HISTORICAL    PRO FORMA       PRO FORMA
                                                    GILEAD         NEXSTAR     ADJUSTMENTS       COMBINED
                                                 -----------------------------------------------------------
REVENUES:
  Product sales, net                               $   2,906       $  63,124                    $  66,030
  Contract revenue                                     9,514           1,389                       10,903
  Royalty revenue, net                                 1,197           3,685                        4,882
                                                 -----------------------------------------------------------
Total revenues                                        13,617          68,198          ---          81,815
                                                 -----------------------------------------------------------

COSTS AND EXPENSES:
  Cost of product sales                                  187          12,889                       13,076
  Research and development                            34,026          19,511                       53,537
  Selling, general and administrative                 15,724          24,566                       40,290
  Merger related expenses                              1,327           1,785                        3,112
  Litigation settlement and related expenses            ---              988                          988
                                                 -----------------------------------------------------------
Total costs and expenses                              51,264          59,739          ---         111,003

Income (loss) from operations                        (37,647)          8,459          ---        (29,188)
Interest income                                        6,877           1,792                       8,669
Interest expense                                         (52)         (3,063)                     (3,115)
                                                 -----------------------------------------------------------
Income (loss) before provision for income taxes
  and equity in loss of unconsolidated affiliate     (30,822)          7,188          ---        (23,634)
Provision for income taxes                               ---             408                         408
Equity in loss of unconsolidated affiliate               ---          (3,101)                     (3,101)
                                                 -----------------------------------------------------------
Net income (loss)                                  $ (30,822)      $   3,679          ---       $(27,143)
                                                 -----------------------------------------------------------
                                                 -----------------------------------------------------------

Net income (loss) per share:
  Basic                                            $   (1.00)        $  0.13                    $  (0.65)
  Diluted                                          $   (1.00)        $  0.12                    $  (0.65)
Shares used in computing net income (loss)
  per share:
  Basic                                                30,958         28,997      (18,019)(3)     41,936
  Diluted                                              30,958         29,667      (18,689)(3)     41,936


           UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                        FOR THE SIX MONTHS ENDED JUNE 30, 1998
                        (IN THOUSANDS EXCEPT PER SHARE AMOUNTS)


                                                 HISTORICAL     HISTORICAL      PRO FORMA       PRO FORMA
                                                   GILEAD         NEXSTAR      ADJUSTMENTS       COMBINED
                                                 ---------------------------------------------------------
REVENUES:
   Product sales, net                             $    3,393     $   50,047                    $   53,440
   Contract revenue                                   16,089          4,350                        20,439
   Royalty revenue, net                                1,114          1,809                         2,923
                                                 ---------------------------------------------------------
Total revenues                                        20,596         56,206              -         76,802
                                                 ---------------------------------------------------------

COSTS AND EXPENSES:
   Cost of product sales                                 344         10,161                        10,505
   Research and development                           37,260         26,507                        63,767
   Selling, general and administrative                15,186         22,731                        37,917
   Litigation settlement and related expenses              -            557                           557
                                                 ---------------------------------------------------------
Total costs and expenses                              52,790         59,956              -        112,746

Loss from operations                                 (32,194)        (3,750)             -        (35,944)
Interest income                                       10,089          1,502                        11,591
Interest expense                                        (124)        (3,390)                       (3,514)
                                                 ---------------------------------------------------------
Loss before provision for income taxes               (22,229)        (5,638)                      (27,867)
Provision for income taxes                                 -            295                           295
                                                 ---------------------------------------------------------
Net loss                                          $  (22,229)    $   (5,933)             -     $  (28,162)
                                                 ---------------------------------------------------------
                                                 ---------------------------------------------------------

   Basic and diluted net loss per share           $    (0.74)    $    (0.21)                   $    (0.69)

   Shares used in computing basic and
        diluted net loss per share                    30,199         27,696        (17,210)(3)     40,685

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NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

NOTE 1.

     On a combined basis, there were no material transactions between Gilead and NeXstar (the "Combined Company") during any period presented.

     There are no material differences between the accounting policies of Gilead and NeXstar.

     The pro forma combined provisions for income taxes do not represent the amount that would have resulted had Gilead and NeXstar filed consolidated income tax returns during the periods presented. Any unrecognized future deductible temporary differences will be evaluated on a quarterly basis based upon the income tax attributes of the Combined Company.

NOTE 2. PRO FORMA CONDENSED COMBINED BALANCE SHEET

     The Pro Forma Condensed Combined Balance Sheet reflects a credit balance in accounts receivable for Gilead. This balance of $(0.1) million primarily represents the remaining balance of $(0.3) million from aggregate provisions for product returns of $(0.8) million recorded since December 31, 1998 in accordance with the Company's sales return policy. This $(0.3) million remaining allowance for product returns, along with previously recorded reserves for cash discounts, government discounts and rebates, and bad debts, exceeded gross outstanding accounts receivable of $0.5 million as of June 30, 1999.

NOTE 3. PRO FORMA COMBINED EARNINGS (LOSS) PER SHARE

     Under the merger agreement, each share of NeXstar common stock converted into the right to receive 0.3786 of a share of Gilead stock (the "Exchange Ratio"). The Exchange Ratio was used in computing share and per share amounts in the accompanying unaudited pro forma condensed combined financial statements.

NOTE 4. MERGER COSTS

     The Pro Forma Condensed Combined Balance Sheet at June 30, 1999 reflects an adjustment of $9 million for direct merger-related transaction costs, primarily consisting of professional and registration fees.